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                                EXHIBIT (11)(A)






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                               AUDITORS' CONSENT

The Board of Trustees
The Sessions Group -- The KeyPremier Funds:

We consent to the reference to our firm under the heading "Auditors" in the Statement of Additional Information.


                                                       KPMG PEAT MARWICK LLP

Columbus, Ohio
November 15, 1996